                             ------------------------
                                 MAIRS AND POWER
                                GROWTH FUND, INC.
                             ------------------------


-------------------------------------------------------------------------------





ANNUAL REPORT
December 31, 2000












W-1420 First National Bank Building
332 Minnesota Street
St. Paul, Minnesota 55101
651-222-8478

                                                               February 16, 2001


TO OUR SHAREHOLDERS:

     2000 was a vintage year for shareholders of Mairs and Power Growth Fund. The Fund registered a return of 26.5% which compares very favorably with a negative 9.1% for the Standard & Poor's 500 Stock Index and a negative 4.8% for the Dow Jones Industrial Average. The average stock mutual fund delivered a negative 4.5% return last year, according to fund tracker Lipper, Inc. While our performance last year was impressive, we believe that longer term performance is more significant and note that according to fund tracker Wiesenberger, our ten year average annual return of 20.7% places us in the upper 10% of all domestic growth funds. FORBES magazine, in the February 5th issue, rates mutual funds based on risk-adjusted performance and cost efficiency. Just six domestic stock funds were listed as Best Buys and Mairs and Power Growth Fund ranked first in that group. BUSINESS WEEK magazine, in the January 29th issue, examines a database of 3,200 mutual funds and measures the performance of each of these funds by the amount of risk its manager took to achieve these results. These risk adjusted returns are calculated over a five year period. Only 134 funds (4.2% of the total) received the highest quality A rating. Mairs and Power Growth Fund as well as Mairs and Power Balanced Fund were on the A list.

     The U.S. economy displayed very rapid growth during the first half of 2000 but slowed significantly during the second half and Gross Domestic Product grew at an annual rate of only 1.4% in the final quarter. Nonetheless, G.D.P. registered a 5% growth rate for the entire year, a strong performance by any measure. The fourth quarter weakness was concentrated in the manufacturing sector, caused in part by inventory liquidation, and resulted in capacity utilization falling to the lowest level in eight years. The Federal Reserve took decisive action to counter the slowdown by cutting short term interest rates by a full percentage point in two installments in the month of January. They also expressed the intent to take further action if needed in order to prevent the economy from slipping into recession. Economists have now lowered their growth expectation for 2001 but generally believe that the economy will strengthen in the second half of the year after experiencing only minimal growth during the first half.

     Chairman Alan Greenspan reported to Congress on February 13th that the Fed was forecasting growth for the year of between 2% and 2 1/2%, similar to what private economists expect. His longer term view remains optimistic that the acceleration in productivity growth of the late 1990's, which enables the economy to produce goods and services more efficiently, remains intact. In 2000, productivity surged 4.3%, the best showing in 17 years. During the past five years, productivity growth averaged a strong 2.8%, double the lackluster average growth rate of 1.4% in the two decades since 1973. Rising productivity is a crucial factor in contributing to national prosperity and rising living standards.

     During the course of 2000, four of our portfolio companies were purchased for cash. Jostens and T.S.I. were purchased by private domestic investment firms while National Computer Systems and ReliaStar were bought by European publicly held companies. All of these transactions were approved by the shareholders of the respective companies. While these cash buy-outs contributed about four percentage points to our return for the year, they also resulted in a larger than normal capital gain distribution. Our investment style emphasizes long-term holdings, which in turn characterizes us as a tax-efficient fund since we avoid burdening our taxable shareholders with large distributions. This will continue to be our practice. The buy-outs also reflect the broader point that the stocks of many small and mid-capitalization companies continue to appear undervalued and therefore become attractive either to private investors or to foreign companies that desire greater exposure to the vigorous U.S. economy.

     U.S. corporations performed well again in 2000. According to a BUSINESS WEEK survey of 900 companies, profits advanced 14% although they displayed notable weakness in the final quarter. We view the current economic slow-down as a pause in growth and anticipate renewed growth by mid-year as lowered interest rates provide their intended stimulus. Therefore, we expect earnings growth to resume later this year. The stock market has historically been strong in periods following rate reductions on the part of the Federal Reserve. Many sectors of the market appear moderately valued relative to long-term prospects, which supports our view that most stocks will have positive returns for the year.

     Fourteen months ago, my long-standing associate Bill Frels joined me as Co-manager of the Fund. Bill has 39 years of experience in investment management and for the past nine years has served as President and Portfolio Manager of the highly-rated Mairs and Power Balanced Fund. He has been integral to our successful investment process and contributed meaningfully to our strong 2000 performance. We continue to be optimistic about the long-term prospects for the U.S. economy and domestic equity markets. However, we believe that the extraordinary returns of the past five and ten year periods are unlikely to be replicated in the years ahead. Mairs and Power Growth Fund has registered an average annual return of 12.4% since its inception 42 years ago and we believe future returns should be measured against that benchmark.

                                                                 George A. Mairs
                                                                       President

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
              FUND, S & P 500 INDEX, AND THE CONSUMER PRICE INDEX
--------------------------------------------------------------------------------

[CHART]

(Dollar amounts below are in thousands.)

                                                Year Ending
           1990     1991    1992    1993    1994    1995   1996    1997   1998  1999     2000
Fund        10     14.21   15.32   17.29   18.26   27.27   34.47  44.34  48.50  51.97   65.73
S & P       10     13.05   14.05   15.47   15.68   21.56   26.51  35.37  45.52  55.10   50.07
CPI         10     10.42   10.73   11.02   11.32   11.60   11.99  12.19  12.38  12.72   13.15

       AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDING DECEMBER 31, 2000)
--------------------------------------------------------------------------------
                                      1 Year     5 Years       10 Years
--------------------------------------------------------------------------------
  Mairs and Power Growth Fund         +26.5%     +19.2%         +20.7%
--------------------------------------------------------------------------------


PAST INVESTMENT RESULTS SHOULD NOT BE TAKEN AS NECESSARILY REPRESENTATIVE OF FUTURE PERFORMANCE.

FINANCIAL HIGHLIGHTS
(SELECTED PER SHARE DATA AND RATIOS -- FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                              YEAR ENDED DECEMBER 31
                                            2000          1999          1998         1997          1996
                                        ------------- ------------- ------------- ------------ -------------
PER SHARE
Net asset value, beginning of year         $92.91        $92.68        $86.67        $69.48       $56.64

Investment operations:
   Net investment income                     1.09          0.85          0.86(*)       1.03         0.75
   Net realized and unrealized
        gains on investments                23.55          5.79          7.23         18.85        14.19
                                         ---------     ---------     ---------     ---------    ---------
TOTAL FROM INVESTMENT OPERATIONS            24.64          6.64          8.09         19.88        14.94

Less distributions:
   Dividends (from net
     investment income)                     (1.09)        (0.93)        (0.72)        (1.00)       (0.71)

   Distributions (from capital gains)       (9.64)        (5.48)        (1.36)        (1.69)       (1.39)
                                         ---------     ---------     ---------     ---------    ---------
TOTAL DISTRIBUTIONS                        (10.73)        (6.41)        (2.08)        (2.69)       (2.10)
                                         ---------     ---------     ---------     ---------    ---------

NET ASSET VALUE, END OF YEAR              $106.82        $92.91        $92.68        $86.67       $69.48
                                         =========     =========     =========     =========    =========
TOTAL INVESTMENT RETURN                      26.5%          7.2%          9.4%         28.7%        26.4%
                                         =========     =========     =========     =========    =========
NET ASSETS, END OF YEAR
    (000'S OMITTED)                      $581,668      $546,836      $580,461      $412,591     $150,162

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to
     average net assets                      0.78%         0.79%         0.82%         0.84%        0.89%

   Ratio of net investment
     income to average net
     assets                                  1.06%         0.83%         0.97%         0.98%        1.18%

   Portfolio turnover rate                  15.34%         5.55%         2.04%         5.07%        3.19%

(*)Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

STATEMENT OF ASSETS AND LIABILITIES
AT DECEMBER 31, 2000
--------------------------------------------------------------------------------

ASSETS

   Investments, at market value (cost $357,075,708)                            $581,119,913
   Dividends and interest receivable                                                906,304
                                                                               ------------
   Total assets                                                                 582,026,217

LIABILITIES

   Accrued management fee                                                           279,347
   Accrued custodian and transfer agent fee                                          78,451
                                                                               ------------
   Total liabilities                                                                357,798

NET ASSETS

   Equivalent to $106.82 per share on 5,445,519 shares outstanding             $581,668,419
                                                                               ============
NET ASSETS CONSIST OF:

   Capital stock                                                               $     54,455
   Additional paid-in capital                                                   357,485,844
   Accumulated undistributed net investment income                                   54,274
   Accumulated undistributed net realized gain on investment transactions            29,641
   Net unrealized appreciation of investments                                   224,044,205
                                                                               ------------

TOTAL NET ASSETS                                                               $581,668,419
                                                                               ============

CAPITAL STOCK (par value $.01 a share)
   Shares authorized                                                             25,000,000
                                                                                 ==========

SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

                                                                         MARKET VALUE
NUMBER OF SHARES                          SECURITY DESCRIPTION            (NOTE 2a.)
----------------  ------------------------------------------------    -----------------
                  COMMON STOCK
                  BASIC INDUSTRIES  12.1%
         718,100  BMC Industries, Inc.                                       $3,500,738
         294,000  Bemis Company, Inc.                                         9,867,375
         520,000  Ecolab, Inc.                                               22,457,500
         287,000  H. B. Fuller                                               11,323,047
         452,500  The Valspar Corporation                                    14,561,450
         170,000  Weyerhaeuser Company                                        8,627,500
                                                                      ------------------
                                                                             70,337,610
                                                                      ------------------
                  CAPITAL GOODS  8.8%
         603,600  Donaldson Company, Inc.                                    16,787,625
         609,850  Graco Inc.                                                 25,232,544
       1,248,100  MTS Systems Corporation                                     9,048,725
                                                                      ------------------
                                                                             51,068,894
                                                                      ------------------
                  CONSUMER CYCLICAL  9.2%
         450,000  Deluxe Corp.                                               11,371,500
         866,000  Target Corporation                                         27,928,500
         395,800  The Toro Company                                           14,520,912
                                                                      ------------------
                                                                             53,820,912
                                                                      ------------------
                  CONSUMER STAPLE  9.4%
         524,000  General Mills, Inc.                                        23,350,750
         980,000  Hormel Foods                                               18,252,500
         938,000  SUPERVALU Inc.                                             13,014,750
                                                                      ------------------
                                                                             54,618,000
                                                                      ------------------
                  FINANCIAL  18.2%
         600,000  Firstar Corp.                                              13,950,000
         436,000  St. Paul Companies, Inc.                                   23,680,250
         660,000  TCF Financial Corporation                                  29,411,250
         190,000  U.S. Bancorp                                                5,545,625
         600,000  Wells Fargo & Company                                      33,412,500
                                                                      ------------------
                                                                            105,999,625
                                                                      ------------------

                                       6

SCHEDULE OF INVESTMENTS (CONTINUED)


                                                                         MARKET VALUE
NUMBER OF SHARES                          SECURITY DESCRIPTION            (NOTE 2a.)
----------------  ------------------------------------------------    ----------------
                  COMMON STOCK (CONTINUED)
                  HEALTH CARE  20.7%
         282,000  Baxter International, Inc.                                $24,904,125
          56,400  Edwards Lifesciences Corp.                                  1,001,100
         215,000  Johnson & Johnson                                          22,588,438
         472,000  Medtronic, Incorporated                                    28,497,000
         498,000  Pfizer Inc.                                                22,908,000
         335,000  St. Jude Medical, Inc. *                                   20,581,562
                                                                      ------------------
                                                                            120,480,225
                                                                      ------------------
                  TECHNOLOGY  13.6%
       1,116,000  ADC Telecommunications Inc. *                              20,227,500
         570,000  Ceridian *                                                 11,364,375
         348,050  Emerson Electric Co.                                       27,430,691
         418,750  Honeywell International Inc.                               19,812,109
                                                                      ------------------
                                                                             78,834,675
                                                                      ------------------
                  DIVERSIFIED  4.4%
         213,000  Minnesota Mining & Manufacturing Company                   25,666,500
                                                                      ------------------

                  TOTAL COMMON STOCKS  96.4%                                560,826,441

                  SHORT TERM INVESTMENTS  3.5%
      15,173,705  Firstar Institutional Money Market Fund                    15,173,705
       5,119,767  Merrill Lynch Institutional Money Market Fund               5,119,767
                                                                      ------------------
                  TOTAL SHORT TERM INVESTMENTS  3.5%                         20,293,472
                                                                      ------------------

                  TOTAL INVESTMENTS  99.9%                                  581,119,913
                  OTHER ASSETS IN EXCESS OF LIABILITIES  0.1%                   548,506
                                                                      ------------------

                  NET ASSETS  100%                                        $ 581,668,419
                                                                      ==================

* Non-income producing

SEE ACCOMPANYING NOTES.

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME
Income:
     Dividends                                                  $    8,993,035
     Interest                                                          473,641
                                                                ---------------
   TOTAL INCOME                                                                      $  9,466,676

Expenses:
     Investment advisory fees (NOTE 5)                               3,068,403
     Administrative fees                                               411,693
     Transfer agent fees                                               378,556
     Custodian fees                                                    105,360
     Legal and audit fees                                               28,360
     Other fees and expenses                                            12,327
                                                                ---------------
   TOTAL EXPENSES                                                                       4,004,699
                                                                                     -------------
   NET INVESTMENT INCOME                                                                5,461,977

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 4)
     Net realized gains on investments sold                         48,190,563
     Unrealized appreciation of investments                         66,120,705
                                                                ---------------
   NET GAIN ON INVESTMENTS                                                            114,311,268
                                                                                     -------------

   INCREASE IN NET ASSETS FROM OPERATIONS                                            $119,773,245
                                                                                     =============

SEE ACCOMPANYING NOTES.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                               YEAR ENDED DECEMBER 31
                                                                               2000              1999
                                                                         ---------------------------------
OPERATIONS

   Net investment income                                                      $5,461,977        $4,693,881
   Net realized gains on investments sold                                     48,190,563        30,466,215
   Unrealized appreciation of investments                                     66,120,705         2,767,798
                                                                         ---------------     -------------
INCREASE IN NET ASSETS FROM OPERATIONS                                       119,773,245        37,927,894


DISTRIBUTIONS TO SHAREHOLDERS

   From net investment income                                                 (5,457,049)       (5,215,357)
   Short-term gain distributed as ordinary income                                     --          (609,446)
   From net realized gains                                                   (48,206,243)      (29,836,536)
                                                                          ---------------     -------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                          (53,663,292)      (35,661,339)

CAPITAL STOCK TRANSACTIONS

   Proceeds from shares sold                                                  44,617,224        64,874,545
   Reinvestment of distributions from net investment
     income and net realized gains                                            49,203,342        32,854,298
   Cost of shares redeemed                                                  (125,098,185)     (133,619,836)
                                                                          ---------------     -------------

DECREASE IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                                                (31,277,619)      (35,890,993)
                                                                          ---------------     -------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                       34,832,334       (33,624,438)

NET ASSETS

   Beginning of year                                                         546,836,085       580,460,523
                                                                         ---------------     -------------
   End of year (including undistributed investment income
     of $54,274 and $49,346, respectively)                                  $581,668,419      $546,836,085
                                                                         ===============     =============
CHANGES IN CAPITAL STOCK

   Shares sold                                                                   451,783           674,948
   Shares issued for reinvested distributions                                    457,486           352,284
   Shares redeemed                                                            (1,349,647)       (1,404,167)
                                                                          ---------------     -------------

NET DECREASE IN SHARES                                                          (440,378)         (376,935)
                                                                          ===============     =============

SEE ACCOMPANYING NOTES.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000
--------------------------------------------------------------------------------

Note 1 --       The Fund is registered under the Investment  Company Act of 1940
                (as amended) as a diversified, no-load, open-end management investment company. The investment objective of the Fund is to provide shareholders with a diversified holding of common stocks which appear to offer possibilities for long-term appreciation.

Note 2 --       Significant accounting polices of the Fund are as follows:

                 (a) Security valuations for fund investments are furnished by independent pricing services that have been approved by the Board of Directors. Investments in equity securities that are traded on a national securities exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such securities on each business day. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. For securities where quotations are not readily available, or where the last quoted sale price is not considered representative of the value of the security if it were to be sold on that day, the security will be valued at fair value as determined in good faith by the adviser, Mairs and Power, Inc.

                 (b) Security transactions are recorded on `trade date plus one', with `trade date' being the date on which securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses are reported on an identified cost basis.

                 (c) The Fund is a "regulated investment company" as defined in
                     Subtitle A, Chapter 1, Subchapter M of the Internal Revenue Code, as amended. No provision has been made for federal income taxes as it is the intention of the Fund to comply with the provisions of the Internal Revenue Code applicable to investment companies and to make distributions of income and security gains sufficient to relieve it from all or substantially all income taxes.

DECEMBER 31, 2000
--------------------------------------------------------------------------------

Note 3 --       Purchases and sales of investment securities, excluding
                short-term securities, during the year ended December 31, 2000 aggregated $77,327,281 and $160,260,032, respectively.

Note 4 --       Net unrealized appreciation on investments for federal income tax purposes aggregated $224,044,205, of which $235,307,302 related to appreciated investment securities and $11,263,097 related to depreciated investment securities. Aggregate cost of investments for federal income tax purposes was $357,075,708.

Note 5 --       The investment advisory fees were paid to Mairs and Power, Inc., which is owned by individuals who are directors and officers of the Fund, for its services as investment adviser. Investment advisory fees were paid to the adviser pursuant to an advisory agreement approved by the directors of the Fund. The advisory fee is computed each month at an annual rate of .60% of the net asset value of the Fund on the last valuation day of the month. Directors of the Fund not affiliated with Mairs and Power, Inc. received compensation for meetings attended totaling $81,900 in 2000. No compensation was paid to any other director or officer of the Fund.

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders
Mairs and Power Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Mairs and Power Growth Fund, Inc. (the Fund), including the schedule of investments, as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mairs and Power Growth Fund, Inc. at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.



                                          ERNST & YOUNG LLP


January 26, 2001

SUMMARY OF FINANCIAL INFORMATION
--------------------------------------------------------------------------------

This table covers a period of generally rising common stock prices. The results shown should not be considered as a representation of the dividend income or capital gain or loss which may be realized from an investment made in the Fund today.

                                                                              PER SHARE
                                                     -------------------------------------------------------
                                                                DISTRIBUTIONS     DIVIDENDS   PERFORMANCE OF
                                                                 OF REALIZED       FROM NET     AN ASSUMED
                       SHARES         TOTAL NET      NET ASSET   SECURITIES      INVESTMENT   INVESTMENT OF
      DATES         OUTSTANDING       ASSETS          VALUE        GAINS           INCOME        $10,000*
  -------------     -----------     ------------     ---------  ------------     ----------   --------------
  Dec. 31, 1976       1,078,864     $ 13,821,528       $ 12.81                      $ 0.26       $  13,570
  Dec. 31, 1977       1,057,928     $ 13,145,624       $ 12.43                      $ 0.33       $  13,525
  Dec. 31, 1978         998,265     $ 13,282,487       $ 13.31                      $ 0.35       $  14,858
  Dec. 31, 1979         914,635     $ 14,104,765       $ 15.42                      $ 0.45       $  17,747
  Dec. 31, 1980         840,882     $ 14,540,014       $ 17.29                      $ 0.55       $  20,606
  Dec. 31, 1981         861,678     $ 13,148,158       $ 15.26       $ 0.74         $ 0.60       $  19,825
  Dec. 31, 1982         850,942     $ 16,784,217       $ 19.72       $ 0.58         $ 0.50       $  27,588
  Dec. 31, 1983         881,592     $ 18,972,177       $ 21.52       $ 0.70         $ 0.48       $  31,937
  Dec. 31, 1984         872,069     $ 17,304,204       $ 19.84       $ 0.76         $ 0.46       $  31,290
  Dec. 31, 1985         856,738     $ 21,553,457       $ 25.16       $ 0.86         $ 0.46       $  42,171
  Dec. 31, 1986         893,850     $ 22,235,453       $ 24.88       $ 2.74         $ 0.40       $  47,038
  Dec. 31, 1987         914,139     $ 19,816,097       $ 21.68       $ 2.29         $ 0.48       $  45,941
  Dec. 31, 1988         929,039     $ 20,630,251       $ 22.21       $ 1.21         $ 0.41       $  50,526
  Dec. 31, 1989         866,584     $ 22,630,081       $ 26.11       $ 1.83         $ 0.43       $  64,708
  Dec. 31, 1990         867,432     $ 22,501,587       $ 25.94       $ 0.70         $ 0.42       $  67,082
  Dec. 31, 1991         904,023     $ 31,440,529       $ 34.78       $ 1.58         $ 0.39       $  95,291
  Dec. 31, 1992         956,814     $ 34,363,306       $ 35.91       $ 1.16         $ 0.40       $ 102,761
  Dec. 31, 1993       1,006,285     $ 39,081,010       $ 38.84       $ 1.22         $ 0.43       $ 115,974
  Dec. 31, 1994       1,064,019     $ 41,889,850       $ 39.37       $ 0.98         $ 0.65       $ 122,506
  Dec. 31, 1995       1,245,325     $ 70,536,880       $ 56.64       $ 1.51         $ 0.56       $ 182,923
  Dec. 31, 1996       2,161,246     $150,161,759       $ 69.48       $ 1.39         $ 0.71       $ 231,223
  Dec. 31, 1997       4,760,515     $412,590,619       $ 86.67       $ 1.91         $ 0.78       $ 297,468
  Dec. 31, 1998       6,262,832     $580,460,523       $ 92.68       $ 1.36         $ 0.72       $ 325,336
  Dec. 31, 1999       5,885,897     $546,836,085       $ 92.91       $ 5.48         $ 0.93       $ 348,635
  Dec. 31, 2000       5,445,519     $581,668,419       $106.82       $ 9.64         $ 1.09       $ 440,957

*ASSUMES THE REINVESTMENT OF ALL INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS
            FOR A $10,000 INVESTMENT MADE AT THE BEGINNING OF 1976.
--------------------------------------------------------------------------------
No adjustment has been made for any income tax payable by shareholders on capital gain distributions accepted in shares.
     This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective Prospectus. Please call or write if you desire further information.
--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
                          ----------------------------
 THE AVERAGE ANNUAL TOTAL RETURNS FOR THE FUND (PERIOD ENDED DECEMBER 31, 2000)
                                ARE AS FOLLOWS:

    1 YEAR +26.5%                5 YEARS +19.2%            10 YEARS +20.7%

THE TOTAL RETURN DATA REPRESENTS PAST PERFORMANCE, AND THE INVESTMENT RETURN AND
 PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES,
       WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
--------------------------------------------------------------------------------

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

                             OFFICERS AND DIRECTORS

George A. Mairs, III....................................President and Director
William B. Frels........................................Secretary and Director
Peter G. Robb......................................Vice-President and Director
Lisa J. Hartzell.....................................................Treasurer
Norbert J. Conzemius..................................................Director
Charlton Dietz........................................................Director
Donald E. Garretson...................................................Director
J. Thomas Simonet.....................................................Director




INVESTMENT ADVISER                      FOR SHAREHOLDER ACCOUNT INFORMATION AND
                                        INQUIRIES, CALL 1-800-304-7404 OR
                                        WRITE TO:

Mairs and Power, Inc.
W-1420 First National Bank Building     (REGULAR MAIL ADDRESS)
332 Minnesota Street
Saint Paul, Minnesota 55101             Mairs and Power Growth Fund
                                        c/o Firstar Mutual Fund Services, LLC
                                        615 East Michigan Street
                                        P. O. Box 701
                                        Milwaukee, Wisconsin 53201-0701
CUSTODIAN

Firstar Bank, N.A.                      (OVERNIGHT OR EXPRESS MAIL ADDRESS)
615 East Michigan Street
P. O. Box 701                           Mairs and Power Growth Fund
Milwaukee, Wisconsin  53201             c/o Firstar Mutual Fund Services, LLC
                                        3rd Floor
                                        615 East Michigan Street
                                        Milwaukee, Wisconsin 53202

INDEPENDENT AUDITORS

Ernst & Young, LLP                      For Fund literature and information, you
1400 Pillsbury Center                   can also visit the Fund's web site at:
200 South Sixth Street
Minneapolis, Minnesota  55402                   www.mairsandpower.com



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